EXHIBIT 10.7


                           Unsecured Promissory Note
                                   $265,500.00


Borrower:       IVDESK MINNESOTA. INC.
                1515 Central Avenue NE, Suite 100
                Minneapolis, MN 55413
                ("Borrower")

Lender:         5X PARTNERS
                1515 Central Avenue NE, Suite 100
                Minneapolis, MN 55413
                ("Lender")

I. PROMISE TO PAY

Borrower has an Unsecured Promissory Note due Lender totaling $265,500.00 as of December 19, 2013, and both parties desire to extend the term of the Note to January 19, 2016.

Payment will be delivered to Lender to its Mailing Address above or other address mutually agreed upon by both parties.

II. INTEREST RATE

Interest will be charged based on LIBOR plus 3%. Based on today's one-year LIBOR rate of 0.578l%, the effective interest rate will be 3.5781%.

III. REPAYMENT

Payment will be due on January 19, 2016 as one balloon payment of principal and accrued interest. There will be no prepayment penalty.


                            Unsecured Promissory Note
                             (Installment Payments)

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IV. ADDITIONAL COSTS

In case of default in the payment of any principal or interest of this Promissory Note, Borrower will pay to Lender such further amount as will be sufficient to cover the cost and expenses of collection, including, without limitation, reasonable attorney's fees, expenses, and disbursements. These costs will be added to the outstanding principal and will become immediately due.

V. TRANSFER OF THE PROMISSORY NOTE

Borrower hereby waives any notice of the transfer of this Note by Lender or by any subsequent holder of this Note, agrees to remain bound by the terms of this Note subsequent to any transfer, and agrees that the terms of this Note may be fully enforced by any subsequent holder of this Note.

VI. AMENDMENT; MODIFICATION; WAIVER

No amendment, modification or waiver of any provision of this Promissory Note or consent to departure therefrom shall be effective unless by written agreement signed by both Borrower and Lender.

VII. Successors

The terms and conditions of this Promissory Note shall inure to the benefit of and be binding jointly and severally upon the successors, assigns, heirs, survivors and personal representatives of Borrower and shall inure to the benefit of any holder, its legal representatives, successors and assigns.

VII. BREACH OF PROMISSORY NOTE

No breach of any provision of this Promissory Note shall be deemed waived unless it is waived in writing. No course of dealing and no delay on the part of Lender in exercising any right will operate as a waiver thereof or otherwise prejudice Lender's rights, powers, or remedies. No right, power, or remedy


                           Unsecured Promissory Note
                             (Installment Payments)

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conferred  by this  Promissory  Note upon Lender will be  exclusive of any other rights, power, or remedy referred to in this Note, or now or hereafter available at law, in equity, by statute, or otherwise.

IX. GOVERNING LAW

The validity, construction and performance of this Promissory Note will be governed by the laws of Minnesota, excluding that body of law pertaining to conflicts of law. Borrower hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

The parties hereby indicate by their signatures below that they have read and agree with the terms and conditions of this agreement in its entirety.


Borrower Signature:___________________________________________________________

By:_______________________________________     Its: __________________________

Lender Signature:_____________________________________________________________

Date: 03/19/2014




















                           Unsecured Promissory Note
                             (Installment Payments)

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